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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 May 10, 1999
               Date of Report (Date of earliest event reported)




                          Safeguard Scientifics, Inc.
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            (Exact name of Registrant as specified in its charter)

           Pennsylvania                      1-5620                           23-1609753
--------------------------------             -------                 ----------------------------
(State or other jurisdiction of                                            (I.R.S. Employer
incorporation or organization)        (Commission File Number)          Identification Number)

800 The Safeguard Building 435 Devon Park Drive Wayne, PA                       19087
---------------------------------------------------------            ----------------------------
 (Address of principal executive offices)                                     (Zip Code)

     Registrant's telephone number, including area code:                    (610) 293-0600
                                                                      ----------------------------

                               (Not applicable)
         (Former name or former address, if changed since last report)
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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     On May 10, 1999 Safeguard Scientifics, Inc.'s majority-owned subsidiary, CompuCom Systems, Inc. ("CompuCom"), entered into an Asset Purchase Agreement with Entex Information Services, Inc. ("Entex") whereby CompuCom acquired certain assets of Entex's (herein so called) Technology Acquisition Services Division ("TASD"). A copy of the Asset Purchase Agreement is attached hereto as
Exhibit 2.1. Under the terms of the Asset Purchase Agreement, CompuCom purchased product inventory, certain fixed assets and Entex's Erlanger, Kentucky distribution center for approximately $137 million in cash. These assets were used by Entex primarily in its business as a systems integrator of personal computer products. CompuCom intends to sell the product inventory, which comprised the vast majority of the acquired assets, in the normal course of its business. As part of the acquisition, CompuCom hired certain of TASD's national sales force and its corporate account center personnel.

The purchase price was determined through negotiations conducted by representatives of CompuCom and Entex. There are no material relationships known to CompuCom between Entex and CompuCom or any of its affiliates, any director or any officer of CompuCom or any associate of any such director or officer.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The financial statements required by Item 7(a) and Item 7(b) of Form 8-K will be filed pursuant to an amendment to Form 8-K no later than 75 days following the date of acquisition of the assets on May 10, 1999.

     (c)  Exhibits.

     2.1 Asset Purchase Agreement, dated as of May 10, 1999 by and between CompuCom Systems, Inc. and Entex Information Services, Inc.

     10.1 Non-Competition, Referral and Non-Disclosure Agreement dated as of May 10, 1999, by and between CompuCom Systems, Inc. and ENTEX Information Services, Inc.

     99.1 Text of Press Release dated May 21, 1999 issued by Safeguard Scientifics, Inc.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Safeguard Scientifics, Inc.
                                                     (Registrant)

Date:  May 25, 1999           By: /S/ JAMES A. DUNSWORTH
                                 ---------------------------------
                                 James A. Dunsworth, Senior Vice
                                     President and General
                                            Counsel